UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            October 5, 2007

ICU MEDICAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19974	33-0022692
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

951 Calle Amanecer, San Clemente, California	92673
(Address of principal executive offices)	(Zip Code)

(949) 366-2183

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events

Attached as Exhibit 100 to this report are the following financial statements from ICU Medical Inc.’s Quarterly Report on Form 10-Q for the three and six months ended June 30, 2007, filed with the Securities and Exchange Commission on July 26, 2007, formatted in XBRL (eXtensible Business Reporting Language): (i) the Condensed Consolidated Balance Sheets as of June 30, 2007 and December 31, 2006, (ii) the Condensed Consolidated Statements of Income for the three and six months ended June 30, 2007 and 2006, (iii) the Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2007 and 2006 and (iv) the Condensed Consolidated Statements of Comprehensive Income for the three and six months ended June 30, 2007 and 2006. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL document is unaudited and that these are not the official publicly filed financial statements of ICU Medical. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 9.01.  Financial Statements and Exhibits

 (d) Exhibits

Exhibit Number	Description
100

The following financial statements from ICU Medical Inc.’s Quarterly Report on Form 10-Q for the three and six months ended June 30, 2007, filed with the Securities and Exchange Commission on July 26, 2007, formatted in XBRL: (i) the Condensed Consolidated Balance Sheets as of June 30, 2007 and December 31, 2006, (ii) the Condensed Consolidated Statements of Income for the three and six months ended June 30, 2007 and 2006, (iii) the Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2007 and 2006 and (iv) the Condensed Consolidated Statements of Comprehensive Income for the three and six months ended June 30, 2007 and 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 5, 2007

ICU MEDICAL, INC.

/s/ Scott E. Lamb
Scott E. Lamb
Controller
(Principal Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
EX-100.INS	XBRL Instance Document

EX-100.SCH	XBRL Taxonomy Extension Schema Document

EX-100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

EX-100.LAB	XBRL Taxonomy Extension Label Linkbase Document

EX-100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document